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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


        Date of Report (Date of earliest event reported): March 26, 2001


                     FINANCIAL ASSET SECURITIES CORPORATION

            (as depositor under the Pooling and Servicing Agreement, dated as of March 1, 2001, providing for the issuance of
                    Asset-Backed Certificates, Series 2001-1)


                     Financial Asset Securities Corporation
                     --------------------------------------

             (Exact name of registrant as specified in its charter)
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            Delaware                   333-84929                 06-1442101
            --------                   ---------                 ----------
(State or Other Jurisdiction of        (Commission             (I.R.S. Employer
        Incorporation)                 File Number)          Identification No.)

               600 Steamboat Road
             Greenwich, Connecticut                                 92618
             ----------------------                                 -----
              (Address of Principal                               (Zip Code)
                Executive Offices)

Registrant's telephone number, including area code, is (203)625-2700
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                                       -2-


Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On March 29, 2001, a single series of certificates, entitled New South Home Equity Trust, Asset-Backed Certificates, Series 2001-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2001 (the "Agreement"), attached hereto as Exhibit 4.1, among Financial Asset Securities Corporation as depositor (the "Depositor"), New South Federal Savings Bank as master servicer (the "Master Servicer") and The Bank of New York as trustee (the "Trustee"). The Certificates consist of six classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates," "Class A-2 Certificates," "Class S-1 Certificates," "Class C-1 Certificates," "Class C-2 Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of loans (the "Pool") of fixed-rate, first and second lien loans of one- to four- family and security interests in manufactured homes, having original terms to maturity up to 30 years (the "Loans"). The Pool consists of Loans having an aggregate principal balance of $229,126,771.82 as of March 1, 2001 (the "Cut-off Date"). The Loans were purchased pursuant to the Loan Purchase Agreement, dated March 26, 2001 (the "Purchase Agreement") between the Master Servicer as seller and the Depositor. The Class A-1 Certificates, the Class A-2 Certificates and the Class S-1 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated March 26, 2001 (the "Underwriting Agreement") between the Depositor and the Underwriter.

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                          Initial Certificate
                         Principal Balance or
        Class               Notional Amount               Pass-Through Rate
        -----               ---------------               -----------------
         A-1              $231,101,000.00             Variable (As calculated in
                                                       the Pooling and Servicing
                                                              Agreement)

         A-2              $  23,025,000.00            Variable (As calculated in
                                                       the Pooling and Servicing
                                                              Agreement)

         S-1              $  23,110,000.00            Variable (As calculated in
                                                       the Pooling and Servicing
                                                              Agreement)




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                                       -3-


                          Initial Certificate
                         Principal Balance or
        Class               Notional Amount               Pass-Through Rate
        -----               ---------------               -----------------
         C-1              $        272.34             Variable (As calculated in
                                                      the Pooling and Servicing
                                                             Agreement)

         C-2              $        499.85             Variable (As calculated in
                                                      the Pooling and Servicing
                                                              Agreement)

          R           100% Percentage Interest in the            N/A
                            Class R-1 Interest

          R           100% Percentage Interest in the            N/A
                            Class R-2 Interest

          R           100% Percentage Interest in the            N/A
                            Class R-3 Interest

                  The Certificates, other than the Class C-1 Certificates ,the Class C-2 Certificates and the Class R Certificates, and the Loans are more particularly described in the Prospectus, dated March 26, 2001, and the Prospectus Supplement, dated March 26, 2001, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C-1 Certificates, the Class C-2 Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

              (a)      Not applicable

              (b)      Not applicable

              (c)      Exhibits



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                                       -4-




                  Exhibit No.                       Description
                  -----------                       -----------

                      4.1 Pooling and Servicing Agreement, dated as of March 1, 2001, by and among Financial Asset Securities Corporation as Depositor, New South Federal Savings Bank as Master Servicer and The Bank of New York as Trustee, relating to the Series 2001-1 Certificates.





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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 26, 2001

                                       FINANCIAL ASSET SECURITIES
                                       CORPORATION


                                       By:      /s/ Frank Skibo
                                          --------------------------------
                                       Name:    Frank Skibo
                                       Title:   Senior Vice President


_

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
                                                 Index to Exhibits



                                                                                                 Sequentially
       Exhibit No.                                  Description                                 Numbered Page
       -----------                                  -----------                                 -------------
           4.1              Pooling and Servicing Agreement, dated as of                              7
                            March 1, 2001, by and among Financial Asset
                            Securities Corporation as Depositor, New South
                            Federal Savings Bank as Master Servicer and The Bank
                            of New York as Trustee, relating to the Series
                            2001-1 Certificates.






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                                   Exhibit 4.1